    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 18, 2004

                                                        REGISTRATION NO. 2-67087
                                                                        811-3031

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                 [X]
                           PRE-EFFECTIVE AMENDMENT NO.                   [ ]
                         POST-EFFECTIVE AMENDMENT NO. 29                 [X]

                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                           [X]
                                AMENDMENT NO. 30                         [X]

                             ---------------------

                   MORGAN STANLEY TAX-FREE DAILY INCOME TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------

                                    COPY TO:

             CARL FRISCHLING, ESQ.          LEONARD B. MACKEY, JR., ESQ.
      KRAMER LEVIN NAFTALIS & FRANKEL LLP      CLIFFORD CHANCE US LLP
                919 THIRD AVENUE                  200 PARK AVENUE
            NEW YORK, NEW YORK 10022          NEW YORK, NEW YORK 10166

                             ---------------------

                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                X   immediately upon filing pursuant to paragraph (b)
              -----
                    on (date) pursuant to paragraph (b)
              -----
                    60 days after filing pursuant to paragraph (a)
              -----
                    on (date) pursuant to paragraph (a)(2) of rule 485.
              -----


            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

================================================================================

                                             [MORGAN STANLEY FUNDS LOGO OMITTED]





                                                                 Morgan Stanley
                                                                 Tax-Free Daily
                                                                   Income Trust


       A money market fund that seeks to provide as high a level of daily income exempt from federal income tax as is consistent with stability of principal and liquidity

[MORGAN STANLEY LOGO OMITTED]




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
                                                                      Prospectus
                                                                  March 18, 2004

--------------------------------------------------------------------------------

 Contents

--------------------------------------------------------------------------------


THE FUND

      Investment Objective................................................. 1


      Principal Investment Strategies.......................................1


      Principal Risks...................................................... 1



      Past Performance......................................................3


      Fees and Expenses.................................................... 4


      Fund Management...................................................... 5




SHAREHOLDER INFORMATION



      Pricing Fund Shares...................................................6


      How to Buy Shares.....................................................6


      How to Exchange Shares................................................8


      How to Sell Shares....................................................9


      Distributions....................................................... 12


      Tax Consequences.....................................................12



FINANCIAL HIGHLIGHTS.......................................................14



MORGAN STANLEY FUNDS........................................Inside Back Cover










This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

--------------------------------------------------------------------------------

 The Fund

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE


[GRAPHIC OMITTED]


Morgan Stanley Tax-Free Daily Income Trust is a money market fund that seeks to provide as high a level of daily income exempt from federal income tax as is consistent with stability of principal and liquidity.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

[SIDEBAR]
----------------
MONEY MARKET

A mutual fund having the goal to select securities to provide current income while seeking to maintain a stable share price of $1.00.
[END SIDEBAR]


[SIDEBAR]
----------------
YIELD

The Fund's yield reflects the actual income the Fund pays to you expressed as a percentage of the Fund's share price. Because the Fund's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Fund's yield will vary.
[END SIDEBAR]


[GRAPHIC OMITTED]

The Fund will invest in high quality, short-term securities that are normally municipal obligations that pay interest exempt from federal income taxes. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.


Municipal obligations are securities issued by state and local governments, and their agencies. These securities typically are "general obligation" or "revenue" bonds, notes or commercial paper. The general obligation securities are secured by the issuer's faith and credit including its taxing power for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued for a wide variety of projects such as financing public utilities, hospitals, housing, airports, highways and educational facilities. Included within the revenue bonds category are participations in lease obligations and installment purchase contracts of municipalities. The Fund's investments in municipal obligations may also include tender option bonds and custodial receipts. The Fund may invest up to 20% of its net assets in taxable money market securities or in securities that pay interest income subject to the federal "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income.



The Fund has a fundamental policy of investing at least 80% of its assets in securities the interest on which is exempt from federal income tax, and which are not subject to the federal "alternative minimum tax." The fundamental policy may not be changed without shareholder approval.


--------------------------------------------------------------------------------
PRINCIPAL RISKS


[GRAPHIC OMITTED]

There is no assurance that the Fund will achieve its investment objective. Although the Fund seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Fund.

CREDIT AND INTEREST RATE RISKS. Principal risks of investing in the Fund are associated with its municipal investments. Municipal obligations, as with all debt securities, are subject to two types of risks: credit risk and interest rate risk.


Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

The Investment Manager, however, actively manages the Fund's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Fund's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds, such as the Fund, to invest only in debt obligations of high quality and short maturities.


TENDER OPTION BONDS AND CUSTODIAL RECEIPTS. Tender option bonds and custodial receipts are instruments similar to variable rate demand obligations. Tender option bonds are municipal obligations held pursuant to a custodial arrangement and issued pursuant to an agreement with a third party such as a bank or financial institution to provide the holder with the option of tendering the bond at periodic intervals. The holder of the tender option bond effectively holds a demand obligation that bears interest at prevailing short-term rates. Custodial receipts represent interests in future interest and/or principal payments on U.S. government securities or municipal obligations and provide the holder with the option of tendering the receipt back to the custodian or trustee. The risks of tender option bonds and custodial receipts include the risk that the owner of such instruments may not be considered the owner for federal income tax purposes and thus will not be entitled to treat such interest as exempt from federal income tax. Additionally, the occurrence of certain defaults or a credit rating downgrade on the underlying security may impair the ability to tender the bond or receipt back to the third party provider of the demand option, thus causing the bond or receipt to become illiquid.


Shares of the Fund are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency.

--------------------------------------------------------------------------------
PAST PERFORMANCE


[SIDEBAR]
----------------
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Fund's shares has varied from year to year over the past
10 calendar years.
[END SIDEBAR]

[GRAPHIC OMITTED]



The bar chart and table below provide some indication of the risks of investing in the Fund. For the Fund's most recent 7-day annualized yield, you may call
(800) 869-NEWS. The Fund's past performance does not indicate how the Fund will perform in the future.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

                               [GRAPHIC OMITTED]

  2.25%   3.22%   2.83%   2.98%   2.80%   2.53%   3.38%   2.13%   0.78%   0.37%

  1994    1995    1996    1997    1998    1999    2000    2001    2002    2003


During the periods shown in the bar chart, the highest return for a calendar quarter was 0.90% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was 0.05% (quarter ended September 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)


[SIDEBAR]
----------------
AVERAGE ANNUAL
TOTAL RETURNS

This table shows the Fund's average annual returns.
[END SIDEBAR]


--------------------------------------------------------------------------------
                                   PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------
  Tax-Free Daily Income Trust      0.37%           1.83%            2.32%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FEES AND EXPENSES


[GRAPHIC OMITTED]


The Fund is a no-load fund. The Fund does not impose any sales charges and does not charge account or exchange fees. The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


[SIDEBAR]
----------------
ANNUAL FUND
OPERATING EXPENSES

These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended December 31, 2003.
[END SIDEBAR]

ANNUAL FUND OPERATING EXPENSES

--------------------------------------------------------------------------------
  Management fee                                             0.49%
--------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                      0.10%
--------------------------------------------------------------------------------
  Other expenses                                             0.09%
--------------------------------------------------------------------------------
  Total annual Fund operating expenses                       0.68%
--------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


----------------------------------------------
              EXPENSES OVER TIME
----------------------------------------------
   1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------- ----------- ----------- -----------
    $69        $  218      $  379      $  847
----------------------------------------------

--------------------------------------------------------------------------------
FUND MANAGEMENT

[SIDEBAR]
----------------
MORGAN STANLEY
INVESTMENT ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and had approximately $110 billion in assets under management or administration as of February 29, 2004.
[END SIDEBAR]


[GRAPHIC OMITTED]


The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Manager's address is 1221 Avenue of the Americas, New York, NY 10020.


The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2003, the Fund accrued total compensation to the Investment Manager amounting to 0.49% of the Fund's average daily net assets.

--------------------------------------------------------------------------------

 Shareholder Information

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PRICING FUND SHARES


[GRAPHIC OMITTED]

The price of Fund shares, called "net asset value," is based on the amortized cost of the Fund's portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its cost, rather than market forces.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

[SIDEBAR]
----------------
CONTACTING A
FINANCIAL ADVISOR

If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you.
You may also access our office locator on our Internet site at:
www.morganstanley.com/funds
[END SIDEBAR]

--------------------------------------------------------------------------------
HOW TO BUY SHARES


[GRAPHIC OMITTED]


You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

When you buy Fund shares, the shares are purchased at the new share price calculated after we receive your purchase order accompanied by federal or other immediately available funds. You begin earning dividends the business day after the shares are purchased. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.

MINIMUM INVESTMENT AMOUNTS




--------------------------------------------------------------------------------
                                                  MINIMUM INVESTMENT
                                          ----------------------------------
 INVESTMENT OPTIONS                              INITIAL        ADDITIONAL
 ------------------                              -------        ----------
--------------------------------------------------------------------------------
 Regular Accounts                                 $5,000           $100
--------------------------------------------------------------------------------
 EasyInvest(Registered Trademark)
 (Automatically from your checking or
   savings account or Money Market Fund)      not available        $100
--------------------------------------------------------------------------------



There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) certain investment programs approved by the Fund's distributor that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.


SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number and the investment amount. The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Tax-Free Daily Income Trust.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

ADDITIONAL PURCHASE INFORMATION. If you are a customer of Morgan Stanley DW Inc. ("Morgan Stanley DW") or another authorized dealer of Fund shares, you may upon request: (a) have the proceeds from the sale of listed securities invested in Fund shares the day after you receive the proceeds; and (b) pay for the purchase of certain listed securities by automatic sale of Fund shares that you own. If you are a customer of Morgan Stanley DW or another authorized dealer of the Fund's shares, you may have cash balances in your securities account of $1,000 or more automatically invested in shares of the Fund on the next business day after the balance is accrued in your account. Cash balances of less than $1,000 may be automatically invested in Fund shares on a weekly basis.

PLAN OF DISTRIBUTION (RULE 12B-1 FEES). The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund to pay distribution fees for the sale and distribution of Fund shares. It also allows the Fund to pay for services to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES


[GRAPHIC OMITTED]


PERMISSIBLE FUND EXCHANGES. You may only exchange shares of the Fund for shares of other continuously offered Morgan Stanley Funds if the Fund shares were acquired in an exchange of shares initially purchased in a Multi-Class Fund or an FSC Fund (subject to a front-end sales charge). In that case, the shares may be subsequently re-exchanged for shares of the same Class of any Multi-Class Fund or FSC Fund or for shares of another Money Market Fund, a No-Load Fund or the Limited Duration U.S. Treasury Trust. Of course, if an exchange is not permitted, you may sell shares of the Fund and buy another Fund's shares with the proceeds.


See the inside back cover of this Prospectus for each Morgan Stanley fund's designation as a Multi-Class Fund, FSC Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation. For purposes of exchanges, shares of FSC Funds are treated as Class A shares of a Multi-Class Fund.


The current prospectus for each fund describes its investment objective(s), policies and investment minimums and should be read before investing. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

EXCHANGING SHARES OF ANOTHER FUND SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). There are special considerations when you exchange shares subject to a CDSC of another Morgan Stanley Fund for shares of the Fund. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of the Fund will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into the Fund. Nevertheless, if shares subject to a CDSC are exchanged for shares of the Fund, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in the Fund up to the amount of any applicable CDSC. See the prospectus of the fund that charges the CDSC for more details.


LIMITATIONS ON EXCHANGES. Certain patterns of exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on exchange privileges.


For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

--------------------------------------------------------------------------------
HOW TO SELL SHARES


[GRAPHIC OMITTED]

You can sell some or all of your Fund shares at any time. Your shares will be sold at the next share price calculated after we receive your order to sell as described below.


OPTIONS            PROCEDURES
---------------------------------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.

                   Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
---------------------------------------------------------------------------------------------------------------------
Check-writing      You may order a supply of blank checks by contacting your Morgan Stanley Financial Advisor
Option             or calling (800) 869-NEWS.

                   Checks may be written in any amount not less than $500. You must sign checks exactly as their shares are registered. If the account is a joint account, the check may contain one signature unless the joint owners have specified on an investment application that all owners are required to sign checks. Only accounts in which no share certificates have been issued are eligible for the checkwriting privilege.

OPTIONS             PROCEDURES
-------------------------------------------------------------------------------------------------------------------
Check-writing       Payment of check proceeds normally will be made on the next business day after we receive
Option (continued)  your check in proper form. Shares purchased by check (including a certified or bank cashier's check) are not normally available to cover redemption checks until fifteen days after Morgan
                    Stanley Trust receives the check used for investment. A check will not be honored in an amount exceeding the value of the account at the time the check is presented for payment.
-------------------------------------------------------------------------------------------------------------------
By Letter           You may also sell your shares by writing a "letter of instruction" that includes:
                    o your account number;
                    o the name of the Fund;
                    o the dollar amount or the number of shares you wish to sell; and
                    o the signature of each owner as it appears on the account.

                    If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley
                    Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                    Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
-------------------------------------------------------------------------------------------------------------------
Systematic          If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan     $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                    When you sell Fund shares through the Systematic Withdrawal Plan, the shares may be subject to a contingent deferred sales charge ("CDSC") if they were obtained in exchange for shares subject to a CDSC of another Morgan Stanley Fund. The CDSC, however, will be waived in an amount up to 12% annually of the Fund's value, although Fund shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. See the Prospectus of the
                    Fund that charges the CDSC for more details.

OPTIONS            PROCEDURES
----------------------------------------------------------------------------------------------------------------
Systematic         To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor
Withdrawal Plan    or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
(continued)        remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
----------------------------------------------------------------------------------------------------------------


PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.


Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.


INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder whose shares, due to sales by the shareholder, have a value below $1,000. However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.


MONEY MARKET FUND AUTOMATIC SALE PROCEDURES. If you maintain a brokerage account with Morgan Stanley DW or another authorized dealer of Fund shares, you may elect to have your Fund shares automatically sold from your account to satisfy amounts you owe as a result of purchasing securities or other transactions in your brokerage account.

If you elect to participate by notifying Morgan Stanley DW or another authorized dealer of Fund shares, your brokerage account will be scanned each business day prior to the close of business (4:00 p.m. Eastern time). After any cash balances in the account are applied, a sufficient number of Fund shares may be sold to satisfy any amounts you are obligated to pay to Morgan Stanley DW or another authorized dealer of Fund shares. Sales will be effected on the business day before the date you are obligated to make payment, and Morgan Stanley DW or another authorized dealer of Fund shares will receive the sale proceeds on the following day.


EASYINVEST(Registered Trademark). You may invest in shares of certain other Morgan Stanley Funds by subscribing to EasyInvest (Registered Trademark) , an automatic purchase plan that provides for the automatic investment of any amount from $100 to $5,000 in shares of the specified fund. Under EasyInvest (Registered Trademark) , you may direct that a sufficient number of shares of the Fund be automatically sold and the proceeds transferred to Morgan Stanley Trust, on a semi-monthly, monthly or quarterly basis, for investment in shares of the specified fund. Sales of your Fund shares will be made on the business day preceding the investment date and Morgan Stanley Trust will receive the proceeds for investment on the day following the sale date.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

--------------------------------------------------------------------------------
DISTRIBUTIONS

[SIDEBAR]
---------------
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[END SIDEBAR]


[GRAPHIC OMITTED]

The Fund passes substantially all of its earnings along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund may realize capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions;" the Investment Manager does not anticipate that there will be significant capital gain distributions.

The Fund declares income dividends payable on each day the New York Stock Exchange is open for business, of all of its daily net income to shareholders of record as of the close of business the preceding business day. Capital gains, if any, are distributed periodically.

Distributions are reinvested automatically in additional shares of the Fund (rounded to the last 1/100 of a share) and automatically credited to your account unless you request in writing that distributions be paid in cash. If you elect the cash option, the Fund will reinvest the additional shares and credit your account during the month, then redeem the credited amount no later than the last business day of the month, and mail a check to you no later than seven business days after the end of the month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

--------------------------------------------------------------------------------
TAX CONSEQUENCES


[GRAPHIC OMITTED]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Your income dividend distributions are normally exempt from federal income tax -- to the extent they are derived from municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.

The income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

--------------------------------------------------------------------------------

 Financial Highlights

--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the years indicated. Certain information reflects financial results for a single Fund share throughout each year. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



--------------------------------------------------------------------------------------------------------------------------
                                          FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                              ENDED           ENDED           ENDED           ENDED           ENDED
                                           DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                               2003            2002            2001            2000           1999
--------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period           $  1.00       $  1.00         $  1.00         $  1.00         $  1.00
                                               -------       -------         --------        -------         --------
Net investment income                            0.004         0.008           0.021           0.033           0.025
Less dividends from net investment income       (0.004)       (0.008)         (0.021)         (0.033)         (0.025)
Net asset value, end of period                 $  1.00       $  1.00         $  1.00         $  1.00         $  1.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                      0.37%         0.78%           2.13%           3.38%           2.53%
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                          0.68%         0.68%            0.68%(1)       0.69%           0.73%(1)
Net investment income                             0.37%         0.78%            2.10%          3.35%           2.49%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands      $506,399       $540,227        $563,914        $573,881        $480,121
--------------------------------------------------------------------------------------------------------------------------



----------
(1)   Does not reflect the effect of expense offset of 0.01%.

--------------------------------------------------------------------------------

 Notes

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Morgan Stanley Funds

--------------------------------------------------------------------------------


--------------------------
GLOBAL/INTERNATIONAL FUNDS

European Growth Fund
Fund of Funds - International Portfolio
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund


--------------------------
GROWTH FUNDS

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund

KLD Social Index Fund

Nasdaq-100 Index Fund
Small-Mid Special Value Fund
Special Growth Fund
Special Value Fund


--------------------------
GROWTH + INCOME FUNDS

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Fund of Funds - Domestic Portfolio
Fundamental Value Fund
Income Builder Fund
Mid-Cap Value Fund
S&P 500 Index Fund
Strategist Fund
Total Market Index Fund
Total Return Trust
Value Fund
Value-Added Market Series - Equity Portfolio


--------------------------
INCOME FUNDS

Federal Securities Trust
Flexible Income Trust
High Yield Securities
Limited Duration Fund(NL)
Limited Duration U.S. Treasury Trust
Liquid Asset Fund(MM)
Quality Income Trust
U.S. Government Money Market Trust(MM)
U.S. Government Securities Trust


--------------------------
SPECIALTY FUNDS

Biotechnology Fund
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund


--------------------------
TAX-FREE INCOME FUNDS

California Tax-Free Daily Income Trust(MM)
California Tax-Free Income Fund
Hawaii Municipal Trust(FSC)
Limited Term Municipal Trust(NL)
Multi-State Municipal Series Trust(FSC)
New York Municipal Money Market Trust(MM)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust
Tax-Free Daily Income Trust(MM)

There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are:
NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call: (800) 869-NEWS


You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
WWW.MORGANSTANLEY.COM/FUNDS

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


TICKER SYMBOL:
----------------
DSTXX
----------------


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3031)



Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(Copyright)  2004 Morgan Stanley

CLF# 37955 PRO-00

[MORGAN STANLEY LOGO OMITTED]


                                             [MORGAN STANLEY FUNDS LOGO OMITTED]


                                                                  Morgan Stanley
                                                                  Tax-Free Daily
                                                                    Income Trust

                                                                     37955 03/04


                                            [MORGAN STANLEY LOGO OMITTED]

                                                                      Prospectus
                                                                  March 18, 2004

MORGAN STANLEY TAX-FREE DAILY INCOME TRUST


STATEMENT OF ADDITIONAL INFORMATION

March 18, 2004


--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The Prospectus (dated March 18, 2004) for Morgan Stanley Tax-Free Daily Income Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.


Morgan Stanley
Tax-Free Daily Income Trust
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.      Fund History ...................................................   4

II.      Description of the Fund and Its Investments and Risks .........   4

          A. Classification ............................................   4

          B. Investment Strategies and Risks ...........................   4

          C. Fund Policies/Investment Restrictions .....................   7

III.     Management of the Fund ........................................   9

          A. Board of Trustees .........................................   9

          B. Management Information ....................................   9

          C. Compensation ..............................................  15

IV.      Control Persons and Principal Holders of Securities ...........  18

V.       Investment Management and Other Services ......................  18

          A. Investment Manager ........................................  18

          B. Principal Underwriter  ....................................  18

          C. Services Provided by the Investment Manager ...............  19

          D. Rule 12b-1 Plan ...........................................  20

          E. Other Service Providers ...................................  22

          F. Codes of Ethics ...........................................  22

VI.      Brokerage Allocation and Other Practices ......................  22

          A. Brokerage Transactions ....................................  22

          B. Commissions ...............................................  23

          C. Brokerage Selection .......................................  23

          D. Directed Brokerage ........................................  24

          E. Regular Broker-Dealers ....................................  24

VII.     Capital Stock and Other Securities ............................  24

VIII.    Purchase, Redemption and Pricing of Shares ....................  25

          A. Purchase/Redemption of Shares .............................  25

          B. Offering Price ............................................  25

IX.      Taxation of the Fund and Shareholders .........................  27

X.       Underwriters ..................................................  29

XI.      Performance Data ..............................................  29

XII.     Financial Statements ..........................................  30

Appendix A   Morgan Stanley Investment Management Proxy Voting Policy
                and Procedures ......................................... A-1

                      GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" - The Bank of New York.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley Tax-Free Daily Income Trust, a registered no-load, open-end investment company.


     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.


     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW " - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.


     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was incorporated in the state of Maryland on March 24, 1980 under the name InterCapital Reserve Cash Management Inc. Effective October 13, 1980, the Fund's name was changed to lnterCapital Tax-Free Daily Income Fund Inc. On March 21, 1983, the Fund's name was changed to Dean Witter/Sears Tax-Free Daily Income Fund Inc. On April 30, 1987, the Fund reorganized as a Massachusetts business trust with the name Dean Witter/Sears Tax-Free Daily Income Trust. On February 19, 1993, the Fund's name was changed to Dean Witter Tax-Free Daily Income Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Tax-Free Daily Income Trust. Effective June 18, 2001 the Fund's name was changed to Morgan Stanley Tax-Free Daily Income Trust.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to provide as high a level of daily income exempt from federal income tax as is consistent with stability of principal and liquidity.


B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies" and "Principal Risks."

     LEASE OBLIGATIONS. Included within the revenue bonds category in which the Fund may invest are participations in lease obligations or installment purchase contracts (collectively called "lease obligations") of municipalities. State and local governments issue lease obligations to acquire equipment and facilities.

     Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

     TAXABLE SECURITIES. The Fund may invest up to 20% of its total assets in taxable money market instruments. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment proceeds of sale of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions.


     The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the U.S. Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.


     VARIABLE RATE AND FLOATING RATE OBLIGATIONS. The Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate and floating rate obligations.

The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals and, on a floating rate obligation, whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate and floating rate obligations should enhance the ability of the Fund to maintain a stable net asset value per share and to sell obligations prior to maturity at a price that is approximately the full principal amount of the obligations. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether an obligation meets the Fund's investment quality requirements.

     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. The Fund may invest more than 25% of its total assets in industrial development and pollution control bonds (two kinds of tax-exempt municipal bonds) whether or not the users of the facilities financed by such bonds are in the same industry. In cases where such users are in the same industry, there may be additional risk to the Fund in the event of an economic downturn in such industry, which may result generally in a lowered need for such facilities and a lowered ability of such users to pay for the use of such facilities.

     PUT OPTIONS. The Fund may purchase securities together with the right to resell them to the seller at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is commonly known as a "put," and the aggregate price which the Fund pays for securities with puts may be higher than the price which otherwise would be paid for the securities. The primary purpose of this practice is to permit the Fund to be fully invested in securities, the interest on which is exempt from Federal income tax, while preserving the necessary flexibility and liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund's policy is, generally, to exercise the puts on their expiration date, when the exercise price is higher than the current market price for the related securities. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to their expiration date in the event the Investment Manager revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the Investment Manager considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund's portfolio.

     The Fund values securities which are subject to puts at their amortized cost and values the put, apart from the security, at zero. Thus, the cost of the put will be carried on the Fund's books as an unrealized loss from the date of acquisition and will be reflected in realized gain or loss when the put is exercised or expires. Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Fund's Trustees. Each dealer will be approved on its own merits and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Board of Trustees will review, among other things, the ratings, if available, of equity and debt securities of such municipal securities dealers, their reputations in the municipal securities markets, the net worth of such dealers and their efficiency in consummating transactions. Bank dealers normally will be members of the Federal Reserve

System, and other dealers will be members of the NASD or members of a national securities exchange. The Trustees have directed the Investment Manager not to enter into put transactions with, and to exercise outstanding puts of, any municipal securities dealer which, in the judgment of the Investment Manager, ceases at any time to present a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could be subsequently recovered from such dealer. During the fiscal year ended December 31, 2003, the Fund did not purchase any put options.

     In Revenue Ruling 82-144, the Internal Revenue Service stated that, under certain circumstances, a purchaser of tax-exempt obligations which are subject to puts will be considered the owner of the obligations for Federal income tax purposes.

     CUSTODIAL RECEIPTS. The Fund may invest in custodial receipts representing interests in U.S. government securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

     TENDER OPTION BONDS. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed-rate coupon and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund's average portfolio maturity. There is a risk that the Fund may not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interests as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.


     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well capitalized and well established financial institutions, whose financial condition will be continuously monitored by the

Investment Manager. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the resale price which consists of the acquisition price paid to the seller of the securities plus the accrued resale premium which is defined as the amount specified in the repurchase agreement or the daily amortization of the difference between the acquisition price and the resale price specified in the repurchase agreement. Such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934 that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the Requisite NRSROs (as defined under Rule 2a-7 of the Investment Company Act). Additionally, Upon an Event of Insolvency (as defined under Rule 2a-7) with respect to the seller, the collateral must qualify the repurchase agreement for preferential treatment under a provision of applicable insolvency law providing an exclusion from any automatic stay of creditors' rights against the seller. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 10% of its total assets. The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Fund's Investment Manager, liquidity or other considerations warrant.


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time the Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery with the intention of acquiring the securities, the. Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.


     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued or delayed delivery basis. During the fiscal year ended December 31, 2003, the Fund's investment in when-issued and delayed delivery securities did not exceed 5% of the Fund's net assets.


C. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


     In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

     1. Seek to provide as high a level of daily income exempt from federal income tax as is consistent with stability of principal and liquidity.

     The Fund may not:

     1.   Invest in common stock.

     2. Write, purchase or sell puts, calls, or combinations thereof, except that it may acquire rights to resell municipal obligations at an agreed upon price and at or within an agreed upon time.

     3. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).


     4. Purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than debt securities issued, or guaranteed as to principal and interest by, the United States Government, its agencies or instrumentalities).

     5. Invest more than 5% of the value of its total assets in taxable securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the Unites States Government, its agencies or instrumentalities.


     6. Invest 25% or more of the value of its total assets in taxable securities of issuers in any one industry (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to cash equivalents.

     7. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1|M/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1|M/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

     8. Purchase or sell real estate or interests therein, although the Fund may purchase securities secured by real estate or interests therein.

     9.   Purchase or sell commodities or commodity futures contracts.

     10. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

     11. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. To meet the requirements of regulations in certain states, the Fund, as a matter of operating policy but not as a fundamental policy, will limit any pledge of its assets to 10% of its net assets so long as shares of the Fund are being sold in those states.


     12. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money.

     13. Make loans of money or securities, except: (a) by the purchase of debt obligations; and (b) by investment in repurchase agreements.

     14.  Make short sales of securities.

     15. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

     16. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     17. Invest for the purpose of exercising control or management of any other issuer.

     18. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

     19. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.


     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION

     Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Fund elected Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Management Inc.

     TRUSTEES AND OFFICERS. The Board of the Fund consists of ten Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc.)




                               POSITION(S)    LENGTH OF
    NAME, AGE AND ADDRESS       HELD WITH       TIME
    OF INDEPENDENT TRUSTEE      REGISTRANT     SERVED*
----------------------------- ------------- ------------
Michael Bozic (63)            Trustee       Since
c/o Kramer Levin Naftalis &                 April 1994
Frankel LLP
Counsel to the Independent
Trustees
919 Third Avenue
New York, NY

Edwin J. Garn (71)            Trustee       Since
c/o Summit Ventures LLC                     January
1 Utah Center                               1993
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (70)          Trustee       Since
c/o Kramer Levin Naftalis &                 September
Frankel LLP                                 1997
Counsel to the
Independent Trustees
919 Third Avenue
New York, NY


                                                                    NUMBER OF
                                                                   PORTFOLIOS
                                                                     IN FUND
                                                                     COMPLEX
    NAME, AGE AND ADDRESS           PRINCIPAL OCCUPATION(S)         OVERSEEN         OTHER DIRECTORSHIPS HELD
    OF INDEPENDENT TRUSTEE           DURING PAST 5 YEARS**         BY TRUSTEE               BY TRUSTEE
----------------------------- ----------------------------------- ------------ -----------------------------------
Michael Bozic (63)            Private investor; Director or           208      Director of Weirton Steel
c/o Kramer Levin Naftalis &   Trustee of the Retail Funds (since               Corporation.
Frankel LLP                   April 1994) and the Institutional
Counsel to the Independent    Funds (since July 2003); formerly
Trustees                      Vice Chairman of Kmart Corporation
919 Third Avenue              (December 1998-October 2000),
New York, NY                  Chairman and Chief Executive
                              Officer of Levitz Furniture
                              Corporation (November
                              1995-November 1998) and
                              President and Chief Executive
                              Officer of Hills Department
                              Stores (May 1991-July 1995);
                              formerly variously Chairman,
                              Chief Executive Officer,
                              President and Chief Operating
                              Officer (1987-1991) of the Sears
                              Merchandise Group of Sears,
                              Roebuck & Co.

Edwin J. Garn (71)            Director or Trustee of the Retail       208      Director of Franklin Covey (time
c/o Summit Ventures LLC       Funds (since January 1993) and                   management systems), BMW
1 Utah Center                 the Institutional Funds (since                   Bank of North America, Inc.
201 S. Main Street            July 2003); member of the Utah                   (industrial loan corporation),
Salt Lake City, UT            Regional Advisory Board of                       United Space Alliance (joint
                              Pacific Corp.; formerly United                   venture between Lockheed
                              States Senator (R-Utah)                          Martin and the Boeing
                              (1974-1992) and Chairman,                        Company) and Nuskin Asia
                              Senate Banking Committee                         Pacific (multilevel marketing);
                              (1980-1986), Mayor                               member of the board of various
                              of Salt Lake City, Utah                          civic and charitable
                              (1971-1974), Astronaut, Space                    organizations.
                              Shuttle Discovery
                              (April 12-19, 1985), and Vice
                              Chairman, Huntsman
                              Corporation (chemical company).

Wayne E. Hedien (70)          Retired; Director or Trustee of         208      Director of The PMI Group Inc.
c/o Kramer Levin Naftalis &   the Retail Funds (since                          (private mortgage insurance);
Frankel LLP                   September 1997) and the                          Trustee and Vice Chairman of
Counsel to the                Institutional Funds (since July                  The Field Museum of Natural
Independent Trustees          2003); formerly associated with                  History; director of various other
919 Third Avenue              the Allstate Companies                           business and charitable
New York, NY                  (1966-1994), most recently as                    organizations.
                              Chairman of The Allstate
                              Corporation (March
                              1993-December 1994) and
                              Chairman and Chief Executive
                              Officer of its wholly-owned
                              subsidiary, Allstate Insurance
                              Company (July 1989-December
                              1994).


----------

 * This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflectthe earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                              Position(s)   Length of
    Name, Age and Address      Held with       Time
   of Independent Trustee      Registrant    Served*
---------------------------- ------------- -----------
Dr. Manuel H. Johnson (55)   Trustee       Since
c/o Johnson Smick                          July 1991
International, Inc.
2099 Pennsylvania Avenue,
N.W.
Suite 950
Washington, D.C.

Joseph J. Kearns (61)        Trustee       Since
PMB754                                     July 2003
23852 Pacific Coast
Highway
Malibu, CA

Michael E. Nugent (67)       Trustee       Since
c/o Triumph Capital, L.P.                  July 1991
445 Park Avenue
New York, NY

Fergus Reid (71)             Trustee       Since
c/o Lumelite Plastics                      July 2003
Corporation
85 Charles Colman Blvd.
Pawling, NY


                                                                   NUMBER OF
                                                                  PORTFOLIOS
                                                                    IN FUND
                                                                    COMPLEX
    NAME, AGE AND ADDRESS          PRINCIPAL OCCUPATION(S)         OVERSEEN        OTHER DIRECTORSHIPS HELD
   OF INDEPENDENT TRUSTEE           DURING PAST 5 YEARS**         BY TRUSTEE              BY TRUSTEE
---------------------------- ----------------------------------- ------------ ---------------------------------
Dr. Manuel H. Johnson (55)   Senior Partner, Johnson Smick           208      Director of NVR, Inc. (home
c/o Johnson Smick            International, Inc., a consulting                construction); Chairman and
International, Inc.          firm; Chairman of the Audit                      Trustee of the Financial
2099 Pennsylvania Avenue,    Committee and Director or                        Accounting Foundation
N.W.                         Trustee of the Retail Funds                      (oversight organization of the
Suite 950                    (since July 1991) and the                        Financial Accounting Standards
Washington, D.C.             Institutional Funds (since July                  Board); Director of RBS
                             2003); Co-Chairman and a                         Greenwich Capital Holdings
                             founder of the Group of Seven                    (financial holding company).
                             Council (G7C), an international
                             economic commission; formerly
                             Vice Chairman of the Board of
                             Governors of the Federal
                             Reserve System and Assistant
                             Secretary of the U.S. Treasury.

Joseph J. Kearns (61)        President, Kearns & Associates          209      Director of Electro Rent
PMB754                       LLC (investment consulting);                     Corporation (equipment leasing),
23852 Pacific Coast          Deputy Chairman of the Audit                     The Ford Family Foundation,
Highway                      Committee and Director or                        and the UCLA Foundation.
Malibu, CA                   Trustee of the Retail Funds
                             (since July 2003) and the
                             Institutional Funds (since August
                             1994); previously Chairman of
                             the Audit Committee of the
                             Institutional Funds (October
                             2001-July 2003); formerly CFO
                             of the J. Paul Getty Trust.

Michael E. Nugent (67)       Chairman of the Insurance               208      Director of various business
c/o Triumph Capital, L.P.    Committee and Director or                        organizations.
445 Park Avenue              Trustee of the Retail Funds
New York, NY                 (since July 1991) and the
                             Institutional Funds (since July
                             2001); General Partner of
                             Triumph Capital, L.P., a private
                             investment partnership; formerly
                             Vice President, Bankers Trust
                             Company and BT Capital
                             Corporation (1984-1988).

Fergus Reid (71)             Chairman of Lumelite Plastics           209      Trustee and Director of certain
c/o Lumelite Plastics        Corporation; Chairman of the                     investment companies in the
Corporation                  Governance Committee and                         JPMorgan Funds complex
85 Charles Colman Blvd.      Director or Trustee of the Retail                managed by J.P. Morgan
Pawling, NY                  Funds (since July 2003) and the                  Investment Management Inc.
                             Institutional Funds (since June
                             1992).



----------

  * This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.


 ** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.




                                POSITION(S)    LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME
      MANAGEMENT TRUSTEE         REGISTRANT     SERVED*
------------------------------ ------------- ------------
Charles A. Fiumefreddo (70)    Chairman      Since
c/o Morgan Stanley Trust       of the        July 1991
Harborside Financial Center,   Board and
Plaza Two,                     Trustee
Jersey City, NJ

James F. Higgins (56)          Trustee       Since
c/o Morgan Stanley Trust                     June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (60)         Trustee       Since
1585 Broadway                                April 1994
New York, NY


                                                                       NUMBER OF
                                                                      PORTFOLIOS
                                                                        IN FUND
                                                                        COMPLEX
                                                                      OVERSEEN BY
   NAME, AGE AND ADDRESS OF        PRINCIPAL OCCUPATION(S) DURING     MANAGEMENT     OTHER DIRECTORSHIPS HELD BY
      MANAGEMENT TRUSTEE                   PAST 5 YEARS**               TRUSTEE                TRUSTEE
------------------------------ ------------------------------------- ------------ --------------------------------
Charles A. Fiumefreddo (70)    Chairman and Director or Trustee          208      None
c/o Morgan Stanley Trust       of the Retail Funds (since July
Harborside Financial Center,   1991) and the Institutional Funds
Plaza Two,                     (since July 2003); formerly Chief
Jersey City, NJ                Executive Officer of the Retail
                               Funds and the TCW/DW Term
                               Trust 2003 (until September 2002).

James F. Higgins (56)          Director or Trustee of the Retail         208      Director of AXA Financial, Inc.
c/o Morgan Stanley Trust       Funds (since June 2000) and the                    and The Equitable Life
Harborside Financial Center,   Institutional Funds (since July                    Assurance Society of the United
Plaza Two,                     2003); Senior Advisor of Morgan                    States (financial services).
Jersey City, NJ                Stanley (since August 2000);
                               Director of the Distributor and Dean
                               Witter Realty Inc.; previously
                               President and Chief Operating
                               Officer of the Private Client Group
                               of Morgan Stanley (May
                               1999-August 2000), and President
                               and Chief Operating Officer of
                               Individual Securities of Morgan
                               Stanley (February 1997-May 1999).

Philip J. Purcell (60)         Chairman of the Board of Directors        208      Director of American Airlines,
1585 Broadway                  and Chief Executive Officer of                     Inc. and its parent company,
New York, NY                   Morgan Stanley and Morgan                          AMR Corporation.
                               Stanley DW Inc.; Director or
                               Trustee of the Retail Funds (since
                               April 1994) and the Institutional
                               Funds (since July 2003); Director
                               of the Distributor; Chairman of the
                               Board of Directors and Chief
                               Executive Officer of Novus Credit
                               Services Inc.; Director and/or
                               officer of various Morgan Stanley
                               subsidiaries.



----------

  * This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

 ** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                  POSITION(S)        LENGTH OF
   NAME, AGE AND ADDRESS OF        HELD WITH            TIME
       EXECUTIVE OFFICER           REGISTRANT         SERVED*
------------------------------ ----------------- -----------------
Mitchell M. Merin (50)         President         Since May
1221 Avenue of the Americas                      1999
New York, NY

Barry Fink (49)                Vice President    Since
1221 Avenue of the Americas    and General       February 1997
New York, NY                   Counsel

Ronald E. Robison (65)         Executive Vice    Since April
1221 Avenue of the Americas    President and     2003
New York, NY                   Principal
                               Executive
                               Officer

Joseph J. McAlinden (61)       Vice President    Since July
1221 Avenue of the Americas                      1995
New York, NY

Stefanie V. Chang (37)         Vice President    Since July
1221 Avenue of the Americas                      2003
New York, NY

Francis J. Smith (38)          Treasurer and     Treasurer since
c/o Morgan Stanley Trust       Chief Financial   July 2003 and
Harborside Financial Center,   Officer           Chief Financial
Plaza Two,                                       Officer since
Jersey City, NJ                                  September
                                                 2002

Thomas F. Caloia (58)          Vice President    Since July
c/o Morgan Stanley Trust                         2003
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Mary E. Mullin (37)            Secretary         Since July
1221 Avenue of the Americas                      2003
New York, NY


   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER                        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------ ------------------------------------------------------------------------------
Mitchell M. Merin (50)         President and Chief Operating Officer of Morgan Stanley Investment
1221 Avenue of the Americas    Management Inc.; President, Director and Chief Executive Officer of the
New York, NY                   Investment Manager and Morgan Stanley Services; Chairman and Director
                               of the Distributor; Chairman and Director of the Transfer Agent; Director of
                               various Morgan Stanley subsidiaries; President of the Institutional Funds
                               (since July 2003) and President of the Retail Funds (since May 1999);
                               Trustee (since July 2003) and President (since December 2002) of the Van
                               Kampen Closed-End Funds; Trustee (since May 1999) and President (since
                               October 2002) of the Van Kampen Open-End Funds.

Barry Fink (49)                General Counsel (since May 2000) and Managing Director (since December
1221 Avenue of the Americas    2000) of Morgan Stanley Investment Management; Managing Director
New York, NY                   (since December 2000), Secretary (since February 1997) and Director
                               (since July 1998) of the Investment Manager and Morgan Stanley Services;
                               Assistant Secretary of Morgan Stanley DW; Vice President of the
                               Institutional Funds (since July 2003); Managing Director, Secretary and
                               Director of the Distributor; previously Secretary of the Retail Funds
                               (February 1997-July 2003); previously Vice President and Assistant General
                               Counsel of the Investment Manager and Morgan Stanley Services (February
                               1997-December 2001).

Ronald E. Robison (65)         Chief Global Operations Officer and Managing Director of Morgan Stanley
1221 Avenue of the Americas    Investment Management Inc.; Managing Director of Morgan Stanley & Co.
New York, NY                   Incorporated; Managing Director of Morgan Stanley; Managing Director,
                               Chief Administrative Officer and Director of the Investment Manager and
                               Morgan Stanley Services; Chief Executive Officer and Director of the
                               Transfer Agent; Managing Director and Director of the Distributor; Executive
                               Vice President and Principal Executive Officer of the Institutional Funds
                               (since July 2003); previously President and Director of the Institutional
                               Funds (March 2001-July 2003).

Joseph J. McAlinden (61)       Managing Director and Chief Investment Officer of the Investment Manager,
1221 Avenue of the Americas    Morgan Stanley Investment Management Inc.; Director of the Transfer
New York, NY                   Agent, Chief Investment Officer of the Van Kampen Funds; Vice President
                               of the Institutional Funds (since July 2003) and the Retail Funds (since July
                               1995).

Stefanie V. Chang (37)         Executive Director of Morgan Stanley & Co. and Morgan Stanley Investment
1221 Avenue of the Americas    Management Inc. and Vice President of the Institutional Funds (since
New York, NY                   December 1997) and the Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US
                               LLP).

Francis J. Smith (38)          Executive Director of the Investment Manager and Morgan Stanley Services
c/o Morgan Stanley Trust       (since December 2001); previously Vice President of the Retail Funds
Harborside Financial Center,   (September 2002-July 2003); previously Vice President of the Investment
Plaza Two,                     Manager and Morgan Stanley Services (August 2000-November 2001) and
Jersey City, NJ                Senior Manager at PricewaterhouseCoopers LLP (January 1998-August
                               2000).

Thomas F. Caloia (58)          Executive Director (since December 2002) and Assistant Treasurer of the
c/o Morgan Stanley Trust       Investment Manager, the Distributor and Morgan Stanley Services;
Harborside Financial Center,   previously Treasurer of the Retail Funds (April 1989-July 2003); formerly
Plaza Two,                     First Vice President of the Investment Manager, the Distributor and Morgan
Jersey City, NJ                Stanley Services.

Mary E. Mullin (37)            Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley
1221 Avenue of the Americas    Investment Management Inc. and the Investment Manager; Secretary of the
New York, NY                   Institutional Funds (since June 1999) and the Retail Funds (since July
                               2003); formerly practiced law with the New York law firms of McDermott,
                               Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.



------------

  * This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

 ** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

     In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of the Fund: A. Thomas Smith III, Sara Badler, Lou Anne D. McInnis, Carsten Otto, Marilyn K. Cranney, Joanne Doldo, Kathleen MacPeak, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2003 is shown below. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.




                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND      ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
     NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2003)                BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
------------------------   -----------------------------------------------   -----------------------------------------------
INDEPENDENT:
Michael Bozic                                   None                                          over $100,000
Edwin J. Garn                                   None                                          over $100,000
Wayne E. Hedien                                 None                                          over $100,000
Dr. Manuel H. Johnson                           None                                          over $100,000
Joseph J. Kearns                                None                                              None
Michael E. Nugent                               None                                          over $100,000
Fergus Reid                                     None                                              None

INTERESTED:
Charles A. Fiumefreddo                   $10,001 - $50,000                                    over $100,000
James F. Higgins                                None                                          over $100,000
Philip J. Purcell                               None                                          over $100,000



     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Funds' system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Audit Committee currently consists of Messrs. Bozic, Garn, Hedien, Johnson, Kearns, Nugent and Reid. Messrs. Kearns and Reid were appointed to the Audit Committee on July 31, 2003. During the Fund's fiscal year ended December 31, 2003, the Audit Committee held six meetings.

     The Boards have a Governance Committee to (i) monitor and make recommendations on corporate governance matters and Board/committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Bozic, Reid, and Garn. The Governance Committee was established on July 31, 2003. No meetings were held during the Fund's most recent fiscal year end.

     Finally, the Boards have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended December 31, 2003, the Insurance Committee held two meetings. The Derivatives Committee was eliminated as of July 31, 2003.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

     Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). With the exception of an Audit Committee Meeting, if a Board meeting and a meeting of the Independent Trustees and/or one or more Committee meetings took place on a single day, the Trustees were paid a single meeting fee by the Fund.

     Effective April 1, 2004, the Fund will begin an unfunded Deferred Compensation Plan (the "Plan") which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The Fund intends that the Deferred Compensation Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The rights of an eligible Trustee and the beneficiaries to the amounts held under the Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

     Prior to April 1, 2004, the Institutional Funds maintained a similar unfunded Deferred Compensation Plan (the "Prior Plan") which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The Plan amends and supersedes the Prior Plan and all amounts payable under the Prior Plan are now subject to the terms of the Plan (except for amounts due to be paid during the calendar year 2004 which will remain subject to the terms of the Prior Plan).

     The following table shows aggregate compensation paid to the Fund's Trustees from the Fund for the fiscal year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.


                               FUND COMPENSATION



                                                                 AGGREGATE
                                                                COMPENSATION
NAME OF TRUSTEE                                                  FROM FUND
---------------                                                -------------
Michael Bozic(1)(3) ........................................       $1,268
Charles A. Fiumefreddo*(2) .................................        3,389
Edwin J. Garn(1)(3) ........................................        1,268
Wayne E. Hedien(1)(2) ......................................        1,268
James F. Higgins* ..........................................            0
Manuel H. Johnson(1) .......................................        1,803
Joseph J. Kearns(1) ........................................          350
Michael Nugent(1)(2) .......................................        1,608
Philip J. Purcell* .........................................            0
Fergus Reid(1)(3) ..........................................          350



----------

(*) Messrs. Fiumefreddo, Higgins and Purcell are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.

(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.

(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.

     The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2003. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis. Messrs. Bozic, Fiumefreddo, Garn, Hedien, Johnson, Higgins and Purcell began serving as Trustees of the Institutional Funds on July 31, 2003, and served as Trustees of the Retail Funds during the calendar year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Retail Funds on July 31, 2003, and served as Trustees of the Institutional Funds during the calendar year ended December 31, 2003. Mr. Nugent served as Trustee of both the Institutional Funds and the Retail Funds during the calendar year ended December 31, 2003.

                      CASH COMPENSATION FROM FUND COMPLEX




                                    NUMBER OF PORTFOLIOS
                                    IN THE FUND COMPLEX
                                       FROM WHICH THE        TOTAL COMPENSATION
                                      TRUSTEE RECEIVED      FROM THE FUND COMPLEX
NAME OF TRUSTEE                         COMPENSATION         PAYABLE TO TRUSTEES
---------------                         ------------         -------------------
Michael Bozic ..................             208                  $164,400
Charles A. Fiumefreddo .........             208                   360,000
Edwin J. Garn ..................             208                   164,400
Wayne E. Hedien ................             208                   164,300
James F. Higgins ...............             208                         0
Dr. Manuel H. Johnson ..........             208                   228,213
Joseph J. Kearns(1) ............             209                   161,168
Michael E. Nugent ..............             208                   272,691
Philip J. Purcell ..............             208                         0
Fergus Reid(1) .................             209                   143,757



----------
(1) Includes amounts deferred at the election of the Trustees under the the Prior Plan. The total amounts of deferred compensation (including interest) payable or accrued by Messrs. Kearns and Reid are $430,361 and $600,512, respectively.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2003 and from the 49 Retail Funds for the calendar year ended December 31, 2003, and the estimated retirement benefits for the Independent Trustees, from the Fund for the fiscal year ended December 31, 2003 and by the 49 Retail Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.




                                    RETIREMENT BENEFITS ACCRUED       ESTIMATED ANNUAL BENEFITS
                                          AS FUND EXPENSES                UPON RETIREMENT(1)
                                  --------------------------------   ----------------------------
                                                       BY ALL         FROM THE        FROM ALL
NAME OF INDEPENDENT TRUSTEE        BY THE FUND     ADOPTING FUNDS       FUND       ADOPTING FUNDS
---------------------------       -------------   ----------------   ----------   ---------------
Michael Bozic .................        $404            $19,842         $  967         $47,838
Edwin J. Garn .................         698             35,306            967          47,877
Wayne E. Hedien ...............         790             38,649            823          40,839
Dr. Manuel H. Johnson .........         399             20,125          1,420          70,050
Michael E. Nugent .............         709             36,265          1,269          62,646



----------

(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     As of March 1, 2004 no shareholder was known to own beneficially or of record as much as 5% of the outstanding shares of the Fund.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.



V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund, determined as of the close of business on every business day: 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% of the portion of the daily net assets exceeding $3 billion.


     For the fiscal years ended December 31, 2001, 2002 and 2003, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $2,874,157, $2,835,892 and $2,744,068, respectively.


     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager; the performance, fees and expenses of the Fund compared to other similar investment companies; the Investment Manager's expenses in providing the services; the profitability of the Investment Manager and its affiliated companies; and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the

Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.


     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.



D. RULE 12B-1 PLAN

     In accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act between the Fund and the Distributor, the Distributor provides certain services in connection with the promotion of sales of Fund shares (the "Plan").

     The Plan provides that the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor under the
Plan: (1) compensation to and expenses of Morgan Stanley DW's and other selected Broker-Dealers' Financial Advisors and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

     The Investment Manager compensates Financial Advisors at an annual rate of 0.025% of the value of shares of the Fund acquired by exchange from a Morgan Stanley Open-end Fund provided that the shares exchanged would otherwise have been eligible for the payment of a retention fee. Such eligible shares must have been held for at least one year. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley DW's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     Morgan Stanley DW's Financial Advisors are paid an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record. The residual is a charge which reflects residual commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's expenses associated with the servicing of shareholders' accounts, including the expenses of operating Morgan Stanley DW's branch offices in connection with the servicing of shareholders' accounts, which expenses include lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies and other expenses relating to branch office serving of shareholder accounts.

     The Fund is authorized to reimburse specific expenses incurred or to be incurred in promoting the distribution of the Fund's shares. Reimbursement is made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.15 of 1% of the Fund's average daily net assets during the month. No interest or other financing charges will be incurred for which reimbursement payments under the Plan will be made. In addition, no interest charges, if any, incurred on any distribution expense incurred by the Distributor or other selected dealers pursuant to the Plan, will be reimbursable under the Plan. In the case of all expenses other than expenses representing a residual to Financial Advisors, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing a residual to Financial Advisors may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be expended by the Fund, the Investment Manager provides and the Trustees review a quarterly budget of projected incremental distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's shares.


     The Fund reimbursed $547,868 to the Distributor pursuant to the Plan which amounted to 0.10% of the Fund's average daily net assets for the year ended December 31, 2003. Based upon the total amounts spent by the Distributor during the period, it is estimated that the amount paid by the Fund to the Distributor for distribution was spent in approximately the following ways: (i) advertising
- $0; (ii) printing and mailing Prospectuses to other than current shareholders
- $0; (iii) compensation to underwriters - $0; (iv) compensation to dealers - $0; (v) compensation to sales personnel - $0; and (vi) other, which includes payments to Morgan Stanley DW for expenses substantially all of which relate to compensation of sales personnel and associated overhead expenses - $547,868. No payments under the Plan were made for interest, carrying or other financing charges.


     Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

     Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the incremental distribution expenses incurred on behalf of the Fund during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefore; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that; (a) the Plan is essential in order to implement the Fund's method and to enable the Fund to continue or grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than

30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


E. OTHER SERVICE PROVIDERS

   (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent. The Transfer Agent is the transfer agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


   (2) CUSTODIAN AND INDEPENDENT AUDITORS


     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian for the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


   (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


F. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics are designed to detect and prevent improper personal trading. The Code of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     During the fiscal years ended December 31, 2001, 2002 and 2003, the Fund paid no such brokerage commissions or concessions.

B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e. certificates of deposit and bankers' acceptances) and commercial paper (not including tax-exempt municipal paper). The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended December 31, 2001, 2002 and 2003, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended December 31, 2001, 2002 and 2003, the Fund paid no brokerage commissions to an affiliated broker or dealer.



C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.

     While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Fund does not reduce the management fee it pays to the Investment Manager by any amount that may be attributable to the value of such services.

     Subject to the principle of obtaining best price and execution, the Investment Manager may consider a broker-dealer's sales of shares of the Fund as a factor in selecting from among those broker-dealers qualified to provide comparable prices and execution on the Fund's portfolio transactions. The Fund does not, however, require a broker-dealer to sell shares of the Fund in order for it to be considered to execute portfolio transactions, and will not enter into any arrangement whereby a specific amount or percentage of the Fund's transactions will be directed to a broker which sells shares of the Fund to customers. The Trustees review, periodically, the allocation of brokerage orders to monitor the operation of these policies.

     The Investment Manager and certain of its affiliates currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


     During the fiscal year ended December 31, 2003, the Fund did not pay any brokerage commissions to brokers because of research services provided.



E. REGULAR BROKER-DEALERS


     During the fiscal year ended December 31, 2003, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At December 31, 2003, the Fund did not own any securities issued by any of such issuers.



VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.


     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.



VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to Morgan Stanley DW or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     REDEMPTIONS. A check drawn by a shareholder against his or her account in the Fund constitutes a request or redemption of a number of shares sufficient to provide proceeds equal to the amount of the check. Payment of the proceeds will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. If a check is presented for payment to the Transfer Agent by a shareholder or payee in person, the Transfer Agent will make payment by means of a check drawn on the Fund's account or, in the case of a shareholder payee, to the shareholder's predesignated bank account, but will not make payment in cash.


B. OFFERING PRICE

     The Fund's shares are offered at net asset value per share. Net asset value is based on the amortized cost of the Fund's portfolio securities.

     The Fund utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The Fund utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the investment. During such periods, the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

     The use of the amortized cost method to value the portfolio securities of the Fund and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Investment Company Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1|M/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the Fund) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation.


     Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

     A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

     An Eligible Security is generally defined in the Rule to mean (i) a rated security with a remaining maturity of 397 calendar days or less that has received a rating from the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) An Unrated Security that is of comparable quality to a security meeting the requirements of (1) above, as determined by the Trustees; (iii) In addition, in the case of a security that is subject to a Demand Feature or Guarantee: (A) The Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee; unless: (1) the Guarantee is issued by a person that directly or indirectly, controls, is controlled by or is under a common control with the issuer of the security subject to the Guarantee (other than a sponsor or a Special Purpose Entity with respect to an Asset Backed Security; (2) the security subject to the Guarantee is a repurchase agreement that is Collateralized Fully, or (3) the Guarantee itself is a government security and
(B) the issuer of the Demand Feature, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee (if such substitution is permissible under the terms of the Demand Feature or Guarantee). The Fund will limit its investments to securities that meet the requirements for Eligible Securities.

     The Rule further requires that the Fund limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. As permitted by the Rule, the Trustees have delegated to the Fund's Investment Manager the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

     Also, as required by the Rule, the Fund will limit its investments in securities, other than government securities, so that, at the time of purchase:
(a) except as further limited in (b) below with regard to certain securities, with respect to 75% of its total assets no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) no more than 5% of the Fund's assets may be invested in the Eligible Securities of any one issuer that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality.

     The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

     The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.

     If the Trustees determine that it is no longer in the best interests of the Fund and its shareholders to maintain a stable price of $1.00 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Fund of any such change.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make three basic types of distributions: tax-exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

     In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

     All or a portion of any of the Fund's gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.


     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An obligation will be considered a tax-exempt security only if, in the opinion of bond counsel, the interest payable is exempt from federal income tax. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.


     The Fund intends to invest a portion of its assets in certain "private activity bonds." As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.


     Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Under recently enacted legislation, ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011. Since the Fund's income is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt dividends derived from assets located in the state in which they reside, but are usually subject to state and local taxes on distributions of tax-exempt dividends derived from assets located in other states. Shareholders should consult their tax advisers as to any other state and local taxes that apply to the dividends and distributions received from the Fund.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any taxable interest income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the percentage of any distributions which constitute an item of tax preference for purposes of the alternative minimum tax.


     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing shares of the Fund immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's shares is normally treated as a sale for tax purposes. Shares of the Fund held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.


     Exchanges of shares in the Fund for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.


     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

     OTHER CONSIDERATIONS. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Treasury Regulation Section 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.


X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."



XI. PERFORMANCE DATA

--------------------------------------------------------------------------------

     The Fund's current yield for the seven days ending December 31, 2003 was 0.47%. The seven-day effective yield on December 31, 2003 was 0.47% assuming daily compounding.

     Based upon a federal personal income tax bracket of 35%, the Fund's tax-equivalent yield for the seven days ending December 31, 2003 was 0.72%.



XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 2003 included in the this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.



                                   * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley Tax-Free Daily Income Trust
PORTFOLIO OF INVESTMENTS [|] DECEMBER 31, 2003



 PRINCIPAL
 AMOUNT IN                                                                            CURRENT    DEMAND
 THOUSANDS                                                                             RATE\^     DATE*        VALUE
-----------                                                                         ---------- ---------- ---------------
             Short-Term Variable Rate Municipal Obligations (74.2%)
             Arizona
  $ 5,000    Tempe, Excise Tax Tempe Center for the Arts Ser 2002 ................. 1.30%      01/02/04    $  5,000,000
             California
    4,900    Western Riverside County Regional Wastewater Authority,
             Ser 1996 ............................................................. 1.27       01/02/04       4,900,000
             Colorado
    7,200    Colorado Springs, Utilities System Sub Lien Ser 2000 A ............... 1.20       01/08/04       7,200,000
             Florida
   16,750    Dade County Industrial Development Authority, Dolphins Stadium
             Ser 1985 A ........................................................... 1.12       01/08/04      16,750,000
    2,000    Jacksonville Economic Development Commission, Florida Proton
             Therapy Institute Ser 2003 A ......................................... 1.23       07/01/04       2,000,000
    4,200    Jacksonville Health Facilities Authority, Charity Obligated Group
             Ser 1997 C (MBIA) .................................................... 1.10       01/08/04       4,200,000
   10,000    Orlando Utilities Commission, Water & Electric Ser 2002 B ............ 1.10       01/08/04      10,000,000
             Georgia
   10,400    Atlanta, Water & Wastewater Ser 2001 B (FSA) ......................... 1.22       01/08/04      10,400,000
    5,900    Burke County Development Authority, Oglethorpe Power Co
             Ser 1993 A (FGIC) .................................................... 1.12       01/08/04       5,900,000
   14,740    Private Colleges & Universities Authority, Emory University
             2000 Ser B & 2001 Ser B .............................................. 1.08       01/08/04      14,740,000
             Illinois
   14,000    Chicago, Ser 2002 B (FGIC) ........................................... 1.28       01/08/04      14,000,000
    6,500    Chicago Metropolitan Water Reclamation District, 2002 Ser E .......... 1.15       01/08/04       6,500,000
    1,700    Illinois Development Finance Authority, Jewish Federation of
             Metropolitan Chicago Ser 2002 (Ambac) ................................ 1.30       01/02/04       1,700,000
    9,700    Illinois Educational Facilities Authority, Northwestern University
             Ser 1988 ............................................................. 1.15       01/08/04       9,700,000
   12,500    Oak Forest, Homewood South Suburban Mayors & Managers
             Association Ser 1989 ................................................. 1.25       01/08/04      12,500,000
             Kentucky
    2,000    Breckinridge County, Kentucky Association of Counties Leasing Trust
             2002 Ser A ........................................................... 1.30       01/02/04       2,000,000
             Louisiana
    3,900    New Orleans Aviation Board, Ser 1993 B (MBIA) ........................ 1.12       01/08/04       3,900,000


                       See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust
PORTFOLIO OF INVESTMENTS [|] DECEMBER 31, 2003 CONTINUED



 PRINCIPAL
 AMOUNT IN                                                                               CURRENT   DEMAND
 THOUSANDS                                                                                RATE+     DATE*        VALUE
----------------------------------------------------------------------------------------------------------------------------
             Massachusetts
  $ 6,000    Massachusetts Bay Transportation Authority, Ser 2000 .................... 1.10%      01/08/04    $  6,000,000
    5,000    Massachusetts Health & Educational Facilities Authority, Bentley
             College Ser K ........................................................... 1.20       01/08/04       5,000,000
             Michigan
   14,100    Detroit, Sewage Disposal System Senior Lien 2001 Ser C-1 (FSA) .......... 1.22       01/08/04      14,100,000
   10,000    Michigan, Grant Anticipation Notes Ser 2001 A (FSA) ..................... 1.09       01/08/04      10,000,000
    4,470    Michigan State University, Ser A ........................................ 1.20       01/08/04       4,470,000
             Minnesota
   10,000    Minneapolis, Guthrie Theater on the River Ser 2003 A .................... 1.27       01/08/04      10,000,000
   16,025    University of Minnesota Regents, Ser 1999 A & Ser 2001 A ................ 1.28       01/08/04      16,025,000
             Mississippi
    6,000    Perry County, Leaf River Forest Products Inc Ser 2002 ................... 1.22       01/08/04       6,000,000
             Missouri
    5,000    Lee's Summit, Multifamily Housing Ser 2001 A ............................ 1.46       01/08/04       5,000,000
    2,200    Missouri Development Finance Board, Nelson Gallery Foundation
             Ser 2001 B (MBIA) ....................................................... 1.30       01/02/04       2,200,000
    1,000    University of Missouri, Ser 2000 B ...................................... 1.30       01/02/04       1,000,000
             Nebraska
    5,000    American Public Energy Agency, National Public Gas Agency
             2003 Ser A .............................................................. 1.28       01/08/04       5,000,000
             New Jersey
    8,000    New Jersey Turnpike Authority, Ser 1991 D (FGIC) ........................ 1.07       01/08/04       8,000,000
             New York
    2,400    Long Island Power Authority, Electric Ser 7 Subser 7 B (MBIA) ........... 1.10       01/08/04       2,400,000
    2,500    Triborough Bridge & Tunnel Authority, Ser 2002 F ........................ 1.25       01/08/04       2,500,000
             North Carolina
   10,000    Charlotte-Mecklenburg Hospital Authority, Health Care System
             Ser 1996 C .............................................................. 1.20       01/08/04      10,000,000
             Mecklenburg County,
    5,000     Public Improvement Ser C ............................................... 1.10       01/08/04       5,000,000
    3,575     Ser 2001 COPs .......................................................... 1.25       01/08/04       3,575,000
             Ohio
    5,000    Cleveland, Water 2002 Ser L (FGIC) ...................................... 1.20       01/08/04       5,000,000
             Oklahoma
             Oklahoma Water Resources Board,
    3,610     State Loan Program Ser 1995 ............................................ 0.90       03/01/04       3,610,000
    4,215     State Loan Program Ser 1999 ............................................ 0.95       03/01/04       4,215,000


                       See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust
PORTFOLIO OF INVESTMENTS [|] DECEMBER 31, 2003 CONTINUED



 PRINCIPAL
 AMOUNT IN                                                                             CURRENT    DEMAND
 THOUSANDS                                                                              RATE+      DATE*        VALUE
--------------------------------------------------------------------------------------------------------------------------
             Oregon
  $ 5,000    Clackamas County Hospital Facility Authority, Legacy Health System
             Ser 2003 .............................................................. 1.10%      01/08/04    $  5,000,000
    8,100    Oregon, Veterans' Welfare Ser 73 G .................................... 1.13       01/08/04       8,100,000
             Pennsylvania
    6,800    Pennsylvania Turnpike Commission, 2002 Ser A-2 ........................ 1.15       01/08/04       6,800,000
             Rhode Island
    6,515    Rhode Island Convention Center Authority, Refg 2001 Ser A (MBIA) ...... 1.10       01/08/04       6,515,000
             Tennessee
    3,900    Jackson Energy Authority, Gas System Ser 2002 (FSA) ................... 1.15       01/08/04       3,900,000
    7,635    Montgomery County Public Building Authority, Pooled Financing
             Ser 1997 & 1999 ....................................................... 1.25       01/08/04       7,635,000
             Texas
    1,200    Bell County Health Facilities Development Corporation, Scott & White
             Memorial Hospital Ser 2001-2 (MBIA) ................................... 1.30       01/02/04       1,200,000
    1,400    Harris County Health Facilities Development Corporation, Texas
             Medical Center Ser 1999 B (FSA) ....................................... 1.30       01/02/04       1,400,000
    4,400    Harris County Industrial Development Corporation, Baytank Inc
             Ser 1998 .............................................................. 1.15       01/08/04       4,400,000
    4,700    Lower Neches Valley Authority, Chevron USA Inc Ser 1987 ............... 0.92       02/15/04       4,700,000
   10,000    Northside Independent School District, Ser 2003 ....................... 1.02       06/15/04      10,000,000
    4,250    San Antonio, Water System Sub Lien Ser 2003 B (MBIA) .................. 1.15       01/08/04       4,250,000
    5,000    Texas Turnpike Authority, Central Texas Turnpike System Ser 2002 B
             (Ambac) ............................................................... 1.06       01/08/04       5,000,000
             Utah
    8,500    Eagle Mountain, Gas & Electric Ser 2001 ............................... 1.30       01/08/04       8,500,000
             Intermountain Power Agency,
    7,000    Power Supply 1985 Ser F (Ambac) ....................................... 0.90       03/15/04       7,000,000
   10,000    Power Supply 1985 Ser F (Ambac) ....................................... 1.05       06/01/04      10,000,000
    9,000    Murray City, IHC Health Services Inc Ser 2003 C ....................... 1.30       01/02/04       9,000,000
             Virginia
    4,500    Loudoun County Industrial Development Authority, Howard Hughes
             Medical Institute Ser 2003 B .......................................... 1.05       01/08/04       4,500,000
             Washington
    4,500    Washington State, Ser VR-96 A ......................................... 1.06       01/08/04       4,500,000
             Puerto Rico
    3,000    Puerto Rico Highway and Transportation Authority, Transportation
             1998 Ser A (Ambac) .................................................... 1.10       01/08/04       3,000,000
                                                                                                            ------------
             Total Short-Term Variable Rate Municipal Obligations
              (Cost $375,885,000).......................................................................     375,885,000
                                                                                                            ------------


                       See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust
PORTFOLIO OF INVESTMENTS [|] DECEMBER 31, 2003 CONTINUED



                                                                                                       YIELD TO
 PRINCIPAL                                                                                             MATURITY
 AMOUNT IN                                                                     COUPON     MATURITY    ON DATE OF
 THOUSANDS                                                                      RATE        DATE       PURCHASE       VALUE
-----------                                                                  ----------  ----------  -----------  -------------
              Tax-Exempt Commercial Paper (14.1%)
              Colorado
  $ 8,000     Regional Transportation District, Sub Lien Sales Tax
              Ser 2001 A ..................................................  1.05%       02/10/04    1.05%         $ 8,000,000
              Florida
    6,000     Orlando Utilities Commission, Water & Electric
              Ser 1999 A BANs .............................................  0.92        01/13/04    0.92            6,000,000
              Indiana
    4,200     Indiana State Office Building Commission, Hoosier
              Notes Ser A .................................................  0.95        01/09/04    0.95            4,200,000
              Michigan
    5,300     Michigan, Ser 2001 A ........................................  1.05        05/04/04    1.05            5,300,000
              Minnesota
              Rochester, Mayo Foundation/Mayo Medical Center
    9,600      Ser 1992 A .................................................  0.95        01/22/04    0.95            9,600,000
    5,000      Ser 2001 D .................................................  0.95        01/21/04    0.95            5,000,000
              New Hampshire
    5,250     New Hampshire, 1998 Ser A BANs ..............................  1.05        01/15/04    1.05            5,250,000
              New York
    6,000     New York City, Fiscal 1994 Ser H Subser H-5 (MBIA) ..........  1.05        01/29/04    1.05            6,000,000
              Texas
    4,100     Lower Colorado River Authority, Ser A .......................  0.95        01/07/04    0.95            4,100,000
   13,000     San Antonio, Electric & Gas Ser 1995 A ......................  0.92        01/08/04    0.92           13,000,000
    5,000     Texas Public Finance Authority, Ser 2003 ....................  1.00        02/10/04    1.00            5,000,000
                                                                                                                   -----------
              Total Tax-Exempt Commercial Paper
               (Cost $71,450,000) .............................................................................     71,450,000
                                                                                                                   -----------
              Short-Term Municipal Notes and Bonds (13.5%)
              California
    5,000     California School Cash Reserve Program Authority,
              2003 Pool Ser A (Ambac), dtd 07/03/03 .......................  2.00        07/06/04    0.90            5,027,898
              Colorado
    7,000     Colorado, Education Loan Ser 2003 B TRANs,
              dtd 12/11/03 ................................................  2.00        08/09/04    1.21            7,032,986
              Illinois
    5,000     Illinois, Revenue Anticipation Certificates Ser 2003,
              dtd 05/22/03 ................................................  2.00        04/15/04    0.96            5,014,761


                       See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust
PORTFOLIO OF INVESTMENTS [|] DECEMBER 31, 2003 CONTINUED


                                                                                                  YIELD TO
 PRINCIPAL                                                                                        MATURITY
 AMOUNT IN                                                               COUPON     MATURITY     ON DATE OF
 THOUSANDS                                                                RATE        DATE        PURCHASE         VALUE
-----------                                                            ----------  ----------  -------------  ---------------
              Indiana
  $ 5,000     Indiana Bond Bank, Midyear Funding Notes
              Ser 2003 A, dtd 06/12/03 ..............................   1.25%      04/15/04        0.93%       $  5,004,551
    5,000     Indianapolis Local Improvement Bond Bank,
              Ser 2003 F Notes, dtd 06/26/03 ........................   1.25       01/08/04        0.88           5,000,352
              Kentucky
   10,000     Kentucky Association of Counties Advance Revenue
              Program, Ser 2003 A COPs TRANs, dtd 07/01/03 ..........   2.00       06/30/04        0.90          10,053,903
              New York
    5,000     New York State Thruway Authority, Ser 2003 A BANs,
              dtd 03/26/03 ..........................................   1.13       03/25/04        1.10           5,000,288
              Oregon
   11,000     Oregon, 2003 Ser A TANs, dtd 10/22/03 .................   2.25       11/15/04        1.07          11,111,928
              Texas
   10,000     Texas, Ser 2003 TRANs, dtd 09/02/03 ...................   2.00       08/31/04        1.12          10,056,878
              Wisconsin
    5,000     Wisconsin, Operating Notes Ser 2003, dtd 09/18/03......   2.25       06/15/04        1.12           5,025,451
                                                                                                               ------------
              Total Short-Term Municipal Notes and Bonds
               (Cost $68,328,996) .........................................................................      68,328,996
                                                                                                               ------------
              Total Investments
               (Cost $515,663,996) (a) (b).................................................      101.8 %        515,663,996
              Liabilities in Excess of Other Assets .......................................       (1.8)          (9,264,624)
                                                                                                 ------        ------------
              Net Assets ..................................................................      100.0 %       $506,399,372
                                                                                                               ============



------------
     COPs       Certificates of Participation.
     BANs       Bond Anticipation Notes.
     TANs       Tax Anticipation Notes.
     TRANs      Tax and Revenue Anticipation Notes.
       +        Rate shown is the rate in effect at December 31, 2003.
       *        Date on which the principal amount can be recovered through demand.
      (a)       Securities have been designated as collateral in an amount equal to $6,519,218 in connection with the purchase of delayed
                delivery security.
      (b)       Cost is the same for federal income tax purposes.
Bond Insurance:
---------------

     Ambac      Ambac Assurance Corporation.
     FGIC       Financial Guaranty Insurance Company.
     FSA        Financial Security Assurance Inc.
     MBIA       Municipal Bond Investors Assurance Corporation.


                       See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust
FINANCIAL STATEMENTS


Statement of Assets and Liabilities
December 31, 2003





Assets:
Investments in securities, at value
 (cost $515,663,996)...........................................   $ 515,663,996
Cash ..........................................................         314,922
Interest receivable ...........................................       1,014,439
Prepaid expenses and other assets .............................          43,016
                                                                  -------------
  Total Assets ................................................     517,036,373
                                                                  -------------
Liabilities:
Payable for:
  Shares of beneficial interest redeemed ......................       3,734,999
  Investments purchased .......................................       6,519,218
  Investment management fee ...................................         237,993
  Distribution fee ............................................          48,021
Accrued expenses ..............................................          96,770
                                                                  -------------
  Total Liabilities ...........................................      10,637,001
                                                                  -------------
  Net Assets ..................................................   $ 506,399,372
                                                                  =============
Composition of Net Assets:
Paid-in-capital ...............................................   $ 506,369,202
Accumulated undistributed net investment income ...............          31,894
Accumulated net realized loss .................................          (1,724)
                                                                  -------------
  Net Assets ..................................................   $ 506,399,372
                                                                  =============
Net Asset Value Per Share,
  506,400,686 shares outstanding (unlimited shares authorized
  of $.01 par$value) ..........................................            1.00
                                                                           ====




                       See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust
FINANCIAL STATEMENTS continued


Statement of Operations
For the year ended December 31, 2003





Net Investment Income:
Interest Income ..........................    $5,819,072
                                              ----------
Expenses
Investment management fee ................     2,744,068
Distribution fee .........................       547,868
Transfer agent fees and expenses .........       280,916
Registration fees ........................        61,919
Shareholder reports and notices ..........        49,352
Professional fees ........................        47,018
Custodian fees ...........................        28,271
Trustees' fees and expenses ..............        18,750
Other ....................................        20,106
                                              ----------
  Total Expenses .........................     3,798,268
Less: expense offset .....................       (28,125)
                                              ----------
  Net Expenses ...........................     3,770,143
                                              ----------
Net Investment Income ....................    $2,048,929
                                              ==========




                       See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust
FINANCIAL STATEMENTS continued


Statement of Changes in Net Assets





                                                                                          FOR THE YEAR       FOR THE YEAR
                                                                                             ENDED               ENDED
                                                                                       DECEMBER 31, 2003   DECEMBER 31, 2002
                                                                                      ------------------- ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income ...............................................................    $   2,048,929      $   4,505,369
Dividends to shareholders from net investment income ................................       (2,048,675)        (4,505,349)
Net decrease from transactions in shares of beneficial interest .....................      (33,827,623)       (23,687,063)
                                                                                         -------------      -------------
  Net Decrease ......................................................................      (33,827,369)       (23,687,043)
Net Assets:
Beginning of period .................................................................      540,226,741        563,913,784
                                                                                         -------------      -------------
End of Period
(Including accumulated undistributed net investment income of $31,894 and $31,640,
respectively)........................................................................    $ 506,399,372      $ 540,226,741
                                                                                         =============      =============




                       See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust
NOTES TO FINANCIAL STATEMENTS [|] DECEMBER 31, 2003


1.  Organization and Accounting Policies

Morgan Stanley Tax-Free Daily Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of daily income which is exempt from federal income tax, consistent with stability of principal and liquidity. The Fund was incorporated in Maryland on March 24, 1980, commenced operations on February 20, 1981, and reorganized as a Massachusetts business trust on April 30, 1987.


The following is a summary of significant accounting policies:

A. Valuation of Investments - Portfolio securities are valued at amortized cost, which approximates market value.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Policy - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders as of the close of each business day.

E. Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million; 0.425% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% to the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Tax-Free Daily Income Trust
NOTES TO FINANCIAL STATEMENTS [|] DECEMBER 31, 2003 continued


3. Plan of Distribution

Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the promotion of sales of Fund shares.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended December 31, 2003, the distribution fee was accrued at the annual rate of 0.10%.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/maturities of portfolio securities for the year ended December 31, 2003, aggregated $1,401,538,163 and $1,427,094,000, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $1,200.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the year ended December 31, 2003, included in Trustees' fees and expenses in the Statement of Operations amounted to $7,264. At December 31, 2003, the Fund had an accrued pension liability of $60,293 which is included in accrued expenses in the Statement of Assets and Liabilities.

On December 2, 2003, the Trustees voted to close the plan to new participants, eliminate the future benefits growth due to increases to compensation after July 31, 2003, and effective April 1, 2004, establish an unfunded deferred compensation plan which allows each independent Trustee to defer payment of all or a portion of the fees he receives for serving on the Board of Trustees throughout the year.

Morgan Stanley Tax-Free Daily Income Trust
NOTES TO FINANCIAL STATEMENTS [|] DECEMBER 31, 2003 continued


5. Shares of Beneficial Interest

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:




                                                           FOR THE YEAR         FOR THE YEAR
                                                              ENDED                 ENDED
                                                        DECEMBER 31, 2003     DECEMBER 31, 2002
                                                       -------------------   ------------------
Shares sold ........................................       1,275,824,200        1,178,176,434
Shares issued in reinvestment of dividends .........           2,048,675            4,505,349
                                                           -------------        -------------
                                                           1,277,872,875        1,182,681,783
Shares redeemed ....................................      (1,311,700,498)      (1,206,368,846)
                                                          --------------       --------------
Net decrease in shares outstanding .................         (33,827,623)         (23,687,063)
                                                          ==============       ==============



6. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.


7. Federal Income Tax Status

As of December 31, 2003, the Fund had a net capital loss carryforward of $1,724 which will expire on December 31, 2008, to offset future capital gains to the extent provided by regulations.


8. Legal Matters

The Investment Manager, certain affiliates of the Investment Manager and certain investment companies advised by the Investment Manager or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment Manager and certain affiliates of the Investment Manager allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Investment Manager or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Investment Manager or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The companies seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

Morgan Stanley Tax-Free Daily Income Trust
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------------------
                                                    2003         2002           2001           2000           1999
                                                  -------      -------        -------         -------        -------
Selected Per Share Data:
Net asset value, beginning of period ..........   $  1.00      $  1.00        $  1.00         $  1.00        $  1.00
                                                  -------      -------        -------         -------        -------
Net investment income .........................     0.004        0.008          0.021           0.033          0.025
Less dividends from net investment income .....    (0.004)      (0.008)        (0.021)         (0.033)        (0.025)
                                                  -------      -------        -------         -------        -------
Net asset value, end of period ................   $  1.00      $  1.00        $  1.00         $  1.00        $  1.00
                                                  =======      =======        =======         =======        =======
Total Return ..................................      0.37%        0.78%          2.13%           3.38%          2.53%
Ratios to Average Net Assets:
Expenses ......................................      0.68%        0.68%          0.68%(1)        0.69%          0.73%(1)
Net investment income .........................      0.37%        0.78%          2.10%           3.35%          2.49%
Supplemental Data:
Net assets, end of period, in thousands .......  $506,399     $540,227       $563,914        $573,881       $480,121



------------
(1)   Does not reflect the effect of expense offset of 0.01%.


                       See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley Tax-Free Daily Income Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Tax-Free Daily Income Trust (the "Fund"), including the portfolio of investments, as of December 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Tax-Free Daily Income Trust as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
February 11, 2004


--------------------------------------------------------------------------------

                      2003 Federal Tax Notice (unaudited)

      For the year ended December 31, 2003, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

--------------------------------------------------------------------------------

APPENDIX A MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY AND
PROCEDURES

--------------------------------------------------------------------------------

I. POLICY STATEMENT


     INTRODUCTION. Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES. To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     VOTING PROXIES FOR CERTAIN NON-US COMPANIES. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.


II. GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.


III. GUIDELINES

A. MANAGEMENT PROPOSALS

   1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       o  Selection or ratification of auditors.

       o  Approval of financial statements, director and auditor reports.

       o  Election of Directors.

       o Limiting Directors' liability and broadening indemnification of Directors.

       o Requirement that a certain percentage (up to 662|M/3%) of its Board's members be comprised of independent and unaffiliated Directors.

       o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       o Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

       o  General updating/corrective amendments to the charter.

       o  Elimination of cumulative voting.

       o  Elimination of preemptive rights.

       o Provisions for confidential voting and independent tabulation of voting results.

       o Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

   2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.


       Capitalization changes

       o Capitalization changes that eliminate other classes of stock and voting rights.

       o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

       o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

       o  Proposals for share repurchase plans.

       o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

       o  Proposals to effect stock splits.

       o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.


       Compensation

       o Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

       o Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

       o Establishment of Employee Stock Option Plans and other employee ownership plans.


       Anti-Takeover Matters

       o Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

       o Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

   3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

       o Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

       o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

       o  Creation of "blank check" preferred stock.

       o  Changes in capitalization by 100% or more.

       o Compensation proposals that allow for discounted stock options which have not been offered to employees in general.

       o Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

       o  Proposals to indemnify auditors.

   4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.


       Corporate Transactions

       o Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

       o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

       o Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

       o Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

          (i)      Whether the stock option plan is incentive based;

          (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

          (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.


       Anti-Takeover Provisions

       o  Proposals requiring shareholder ratification of poison pills.

       o Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.


B. SHAREHOLDER PROPOSALS

   1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

       o  Requiring auditors to attend the annual meeting of shareholders.

       o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       o Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

       o  Confidential voting.

       o  Reduction or elimination of supermajority vote requirements.


   2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

       o  Proposals that limit tenure of directors.

       o  Proposals to limit golden parachutes.

       o Proposals requiring directors to own large amounts of stock to be eligible for election.

       o  Restoring cumulative voting in the election of directors.

       o Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

       o  Proposals that limit retirement benefits or executive compensation.

       o  Requiring shareholder approval for bylaw or charter amendments.

       o Requiring shareholder approval for shareholder rights plan or poison pill.

       o  Requiring shareholder approval of golden parachutes.

       o  Elimination of certain anti-takeover related provisions.

       o  Prohibit payment of greenmail.

   3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

       o Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

       o Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

       o Proposals that require inappropriate endorsements or corporate actions.


IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.   PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

          (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

                   MORGAN STANLEY TAX-FREE DAILY INCOME TRUST

                            PART C OTHER INFORMATION

Item 23.          Exhibits
--------          --------
a(1).             Declaration of Trust of the Registrant, dated April 6, 1987, is incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 20 to the Registration
                  Statement on Form N-1A, filed on February 26, 1996.

a(2).             Amendment to the Declaration of Trust of the Registrant, dated February 19,
                  1993, is incorporated by reference to Exhibit 1(b) of Post-Effective Amendment
                  No. 20 to the Registration Statement on Form N-1A, filed on February 26, 1996.

a(3).             Amendment to the Declaration of Trust of the Registrant, dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 23 to the
                  Registration Statement on Form N-1A, filed on February 10, 1999.

a(4).             Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A, filed on February 26, 2002.

b.                Amended and Restated By-Laws of the Registrant, dated April 24, 2003, filed herein.

c.                Not Applicable.

d.                Investment Management Agreement between the Registrant and Morgan Stanley Trust, dated April 30, 1998, is incorporated by reference to Exhibit 5 of
                  Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A,
                  filed on February 10, 1999.

e(1).             Distribution Agreement, dated May 31, 1997, is incorporated by reference to
                  Exhibit 6 of Post-Effective Amendment No. 22 to the Registration Statement on
                  Form N-1A, filed on February 27, 1998.

e(2).             Selected Dealers Agreement between Morgan Stanley Distributors Inc. and the
                  Registrant, is incorporated by reference to Exhibit 6(b) of Post-Effective
                  Amendment No. 18 to the Registration Statement on Form N-1A, filed on February
                  18, 1994.

f.                Second Amended and Restated Retirement Plan for Non-Interested Directors or
                  Trustees, dated May 8, 1997, is incorporated by reference to Exhibit 6 of
                  Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A,
                  filed on April 9, 1999.

g(1).             Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 20 to the
                  Registration Statement on Form N-1A, filed on February 26, 1996.

g(2).             Amendment to the Custody Agreement between The Bank of New York and the
                  Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment
                  No. 21 to the Registration Statement on Form N-1A, filed on February 24, 1997.

g(3).             Amendment dated June 15, 2001 to the Custody Agreement of the Registrant is
                  incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. 27 to
                  the Registration Statement on Form N-1A, filed on February 26, 2002.

g(4).             Foreign Custody Manager Agreement between the Bank of New York and the
                  Registrant, dated June 15, 2001, is incorporated by reference to Exhibit 7(d)
                  of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A,
                  filed on February 26, 2002.

                                       1



h(1).             Amended and Restated Transfer Agency and Service Agreement between the
                  Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 26 to the Registration
                  Statement on Form N-1A, filed on February 28, 2001.

h(2).             Amended Services Agreement, dated June 22, 1998, is incorporated by reference to
                  Exhibit 9 of Post-Effective Amendment No. 23 to the Registration Statement on
                  Form N-1A, filed on February 10, 1999.

i.                Opinion of Sheldon Curtis, Esq., dated April 29, 1987, is incorporated by reference to Exhibit 10 of Post-Effective Amendment No. 25 to the Registration
                  Statement on Form N-1A, filed on February 28, 2000.

j.                Consent of Independent Auditors, filed herein.

k.                Not Applicable.

l.                Not Applicable.

m.                Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 23,
                  1997, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No.
                  22 to the Registration Statement on Form N-1A, filed on February 27, 1998.

n.                Not Applicable.

o.                Not Applicable.

p(1).             Code of Ethics of Morgan Stanley Investment Management is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 28 to the registration statement on form N-1A, filed on February 26, 2003.

p(2).             Code of Ethics of the Morgan Stanley Funds is incorporated by reference to Exhibit
                  (p)(2) of Post-Effective Amendment No. 28 to the registration statement on form
                  N-1A, filed on February 26, 2003.

Other             Powers of Attorney dated January 30, 2004, filed herein

ITEM 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

             None

ITEM 25.     INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP")
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS")
1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO. INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

        NAME AND POSITION WITH               OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
  MORGAN STANLEY INVESTMENT ADVISORS           INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
---------------------------------------      -----------------------------------------------------------------
Mitchell M. Merin                            President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer           Investment Management; Chairman and Director of Morgan Stanley
and Director                                 Distributors; Chairman and Director of Morgan Stanley Trust;
                                             President, Chief Executive Officer and Director of Morgan Stanley
                                             Services; President of the Morgan Stanley Retail Funds and the
                                             Institutional Funds; Director of Morgan Stanley Investment
                                             Management Inc.; Director of various Morgan Stanley subsidiaries;
                                             Trustee, President and Chief Executive Officer of the Van Kampen
                                             Open-End Funds; President and Chief Executive Officer of the Van
                                             Kampen Closed-End Funds.

Barry Fink                                   Managing Director and General Counsel of Morgan Stanley
Managing Director,                           Investment Management; Managing Director and Director of Morgan
and Director                                 Stanley Services; Managing Director, Secretary, and Director of
                                             Morgan Stanley Distributors; Vice President and General Counsel
                                             of the Morgan Stanley Funds.

A. Thomas Smith III                          Vice President and Assistant Secretary of the Morgan Stanley
Managing Director and                        Funds.
General Counsel

Joseph J. McAlinden                          Chief Investment Officer and Managing Director of Morgan Stanley
Managing Director and                        Investment Management Inc.; Director of Morgan Stanley Trust.
Chief Investment Officer

Ronald E. Robison                            Managing Director, Chief Administrative Officer and Director of
Managing Director, Chief                     Morgan Stanley Services; Chief Executive Officer and Director of
Administrative Officer and                   Morgan Stanley Trust; Managing Director of the Distributor;
Director                                     Executive Vice President and Principal Executive Officer of the
                                             Morgan Stanley Funds.

Dominic P. Caldecott                         Managing Director of Morgan Stanley Investment Management Inc.
Managing Director                            and Morgan Stanley Investment Management Limited; Vice President
                                             and Investment Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                              Managing Director and Chief Administrative Officer-Investments of
Managing Director and Chief                  Morgan Stanley Investment Management Inc.
Administrative Officer-Investments

John B. Kemp, III                            President and Chief Executive Officer of Morgan Stanley
Executive Director                           Distributors.

Francis J. Smith                             Executive Director of Morgan Stanley Services; Vice President and
Executive Director                           Chief Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1) Active Assets California Tax-Free Trust

(2) Active Assets Government Securities Trust

(3) Active Assets Institutional Government Securities Trust

(4) Active Assets Institutional Money Trust

(5) Active Assets Money Trust

(6) Active Assets Tax-Free Trust

(7) Morgan Stanley Aggressive Equity Fund

(8) Morgan Stanley Allocator Fund

(9) Morgan Stanley American Opportunities Fund

(10) Morgan Stanley Balanced Growth Fund

(11) Morgan Stanley Balanced Income Fund

(12) Morgan Stanley Biotechnology Fund

(13) Morgan Stanley California Tax-Free Daily Income Trust

(14) Morgan Stanley California Tax-Free Income Fund

(15) Morgan Stanley Capital Opportunities Trust

(16) Morgan Stanley Convertible Securities Trust

(17) Morgan Stanley Developing Growth Securities Trust

(18) Morgan Stanley Dividend Growth Securities Inc.

(19) Morgan Stanley European Growth Fund Inc.

(20) Morgan Stanley Federal Securities Trust

(21) Morgan Stanley Financial Services Trust

(22) Morgan Stanley Flexible Income Trust

(23) Morgan Stanley Fund of Funds

(24) Morgan Stanley Fundamental Value Fund

(25) Morgan Stanley Global Advantage Fund

(26) Morgan Stanley Global Dividend Growth Securities

(27) Morgan Stanley Global Utilities Fund

(28) Morgan Stanley Growth Fund

(29) Morgan Stanley Hawaii Municipal Trust

(30) Morgan Stanley Health Sciences Trust

(31) Morgan Stanley High Yield Securities Inc.

(32) Morgan Stanley Income Builder Fund

(33) Morgan Stanley Information Fund

(34) Morgan Stanley International Fund

(35) Morgan Stanley International SmallCap Fund

(36) Morgan Stanley International Value Equity Fund

(37) Morgan Stanley Japan Fund

(38) Morgan Stanley KLD Social Index Fund

(39) Morgan Stanley Latin American Growth Fund

(40) Morgan Stanley Limited Duration Fund

(41) Morgan Stanley Limited Duration U.S. Treasury Trust

(42) Morgan Stanley Limited Term Municipal Trust

(43) Morgan Stanley Liquid Asset Fund Inc.

(44) Morgan Stanley Mid-Cap Value Fund

(45) Morgan Stanley Multi-State Municipal Series Trust

(46) Morgan Stanley Nasdaq-100 Index Fund

(47) Morgan Stanley Natural Resource Development Securities Inc.

(48) Morgan Stanley New York Municipal Money Market Trust

(49) Morgan Stanley New York Tax-Free Income Fund

(50) Morgan Stanley Pacific Growth Fund Inc.

(51) Morgan Stanley Prime Income Trust

(52) Morgan Stanley Quality Income Trust

(53) Morgan Stanley Real Estate Fund

(54) Morgan Stanley S&P 500 Index Fund

(55) Morgan Stanley Select Dimensions Investment Series

(56) Morgan Stanley Small-Mid Special Value Fund

(57) Morgan Stanley Special Growth Fund

(58) Morgan Stanley Special Value Fund

(59) Morgan Stanley Strategist Fund

(60) Morgan Stanley Tax-Exempt Securities Trust

(61) Morgan Stanley Tax-Free Daily Income Trust

(62) Morgan Stanley Total Market Index Fund

(63) Morgan Stanley Total Return Trust

(64) Morgan Stanley U.S. Government Money Market Trust

(65) Morgan Stanley U.S. Government Securities Trust

(66) Morgan Stanley Utilities Fund

(67) Morgan Stanley Value-Added Market Series

(68) Morgan Stanley Value Fund

(69) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. None of the following persons has any position or office with the Registrant.

                                      POSITIONS AND OFFICE WITH
NAME                                 MORGAN STANLEY DISTRIBUTORS
----                        -------------------------------------------
John Schaeffer                                Director

Fred Gonfiantini            Executive Director and Financial Operations
                                  Principal of MS Distributors Inc.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the Prospectus.

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 18th day of March, 2004.

                                     MORGAN STANLEY TAX-FREE DAILY INCOME TRUST



                                     By /s/ Barry Fink
                                        ---------------------------------------
                                            Barry Fink
                                            Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 29 has been signed below by the following persons in the capacities and on the dates indicated.


         Signatures                                  Title                                        Date
         ----------                                  -----                                        ----
(1) Principal Executive Officer             Executive Vice President
                                            and Principal Executive
By  /s/  Ronald E. Robison                  Officer                                            03/18/04
    ---------------------------
         Ronald E. Robison

(2) Principal Financial Officer             Chief Financial Officer


By  /s/  Francis J. Smith                                                                      03/18/04
    -----------------------
         Francis J. Smith

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins

By  /s/  Barry Fink                                                                            03/18/04
   ---------------------------------
         Barry Fink
         Attorney-in-Fact

     Michael Bozic         Manuel H. Johnson
     Edwin J. Garn         Joseph J. Kearns
     Wayne E. Hedien       Michael E. Nugent
                           Fergus Reid

By  /s/  Carl Frischling                                                                       03/18/04
    -----------------------
         Carl Frischling
         Attorney-in-Fact

                   MORGAN STANLEY TAX-FREE DAILY INCOME TRUST

                                  Exhibit index

b.      Amended and restated By-laws of the Registrant, dated April 24, 2003

j.      Consent of Independent Auditors

Other.  Powers of Attorney for Trustees, dated January 30, 2004